Weyerhaeuser Company	Exhibit 99.2

Q1.2024 Analyst Package

Preliminary results (unaudited)

Consolidated Statement of Operations

	Q4	Q1
in millions	Dec 31, 2023	March 31, 2024	March 31, 2023
Net sales	$1,774	$1,796	$1,881
Costs of sales	1,432	1,441	1,512
Gross margin	342	355	369
Selling expenses	21	22	22
General and administrative expenses	115	120	101
Gain on sale of timberlands	(84)	—	—
Other operating costs, net	12	17	10
Operating income	278	196	236
Non-operating pension and other post-employment benefit costs	(12)	(11)	(9)
Interest income and other	22	16	12
Interest expense, net of capitalized interest	(72)	(67)	(66)
Earnings before income taxes	216	134	173
Income taxes	3	(20)	(22)
Net earnings	$219	$114	$151

Per Share Information

	Q4	Q1
	Dec 31, 2023	March 31, 2024	March 31, 2023
Earnings per share, basic and diluted	$0.30	$0.16	$0.21
Dividends paid per common share	$0.19	$0.34	$1.09
Weighted average shares outstanding (in thousands):
Basic	730,422	730,043	733,163
Diluted	731,277	730,558	733,546
Common shares outstanding at end of period (in thousands)	729,753	729,141	732,507

Adjusted Earnings before Interest, Tax, Depreciation, Depletion and Amortization (Adjusted EBITDA)

	Q4	Q1
in millions	Dec 31, 2023	March 31, 2024	March 31, 2023
Net earnings	$219	$114	$151
Non-operating pension and other post-employment benefit costs	12	11	9
Interest income and other	(22)	(16)	(12)
Interest expense, net of capitalized interest	72	67	66
Income taxes	(3)	20	22
Operating income	278	196	236
Depreciation, depletion and amortization	126	125	126
Basis of real estate sold	13	31	33
Special items included in operating income	(96)	—	—
Adjusted EBITDA(1)	$321	$352	$395

(1) Adjusted EBITDA is a non-GAAP measure that management uses to evaluate the performance of the company. Adjusted EBITDA, as we define it, is operating income adjusted for depreciation, depletion, amortization, basis of real estate sold and special items. Our definition of Adjusted EBITDA may be different from similarly titled measures reported by other companies. Adjusted EBITDA should not be considered in isolation from, and is not intended to represent an alternative to, our GAAP results.

Weyerhaeuser Company	Total Company Statistics

Q1.2024 Analyst Package

Preliminary results (unaudited)

Special Items Included in Net Earnings (Income Tax Affected)

	Q4	Q1
in millions	Dec 31, 2023	March 31, 2024	March 31, 2023
Net earnings	$219	$114	$151
Gain on sale of timberlands	(83)	—	—
Insurance recovery	(10)	—	—
Legal benefit	(25)	—	—
Legal expense	20	—	—
Net earnings before special items(1)	$121	$114	$151

	Q4	Q1
	Dec 31, 2023	March 31, 2024	March 31, 2023
Net earnings per diluted share	$0.30	$0.16	$0.21
Gain on sale of timberlands	(0.12)	—	—
Insurance recovery	(0.01)	—	—
Legal benefit	(0.03)	—	—
Legal expense	0.02	—	—
Net earnings per diluted share before special items(1)	$0.16	$0.16	$0.21

(1) Net earnings before special items is a non-GAAP measure that management believes provides helpful context in understanding the company’s earnings performance. Net earnings before special items should not be considered in isolation from, and is not intended to represent an alternative to, our GAAP results.

Selected Total Company Items

	Q4	Q1
in millions	Dec 31, 2023	March 31, 2024	March 31, 2023
Pension and post-employment costs:
Pension and post-employment service costs	$6	$5	$6
Non-operating pension and other post-employment benefit costs	12	11	9
Total company pension and post-employment costs	$18	$16	$15

Weyerhaeuser Company

Q1.2024 Analyst Package

Preliminary results (unaudited)

Condensed Consolidated Balance Sheet

in millions	December 31, 2023	March 31, 2024	March 31, 2023
ASSETS
Current assets:
Cash and cash equivalents	$1,164	$871	$797
Receivables, net	354	405	440
Receivables for taxes	10	13	28
Inventories	566	630	586
Prepaid expenses and other current assets	219	192	202
Total current assets	2,313	2,111	2,053
Property and equipment, net	2,269	2,283	2,157
Construction in progress	270	243	222
Timber and timberlands at cost, less depletion	11,528	11,481	11,564
Minerals and mineral rights, less depletion	200	198	211
Deferred tax assets	15	14	8
Other assets	388	426	365
Total assets	$16,983	$16,756	$16,580

LIABILITIES AND EQUITY
Current liabilities:
Current maturities of long-term debt	$—	$210	$981
Accounts payable	287	310	266
Accrued liabilities	501	424	403
Total current liabilities	788	944	1,650
Long-term debt, net	5,069	4,861	4,072
Deferred tax liabilities	81	84	101
Deferred pension and other post-employment benefits	461	460	346
Other liabilities	348	353	335
Total liabilities	6,747	6,702	6,504
Total equity	10,236	10,054	10,076
Total liabilities and equity	$16,983	$16,756	$16,580

Weyerhaeuser Company

Q1.2024 Analyst Package

Preliminary results (unaudited)

Consolidated Statement of Cash Flows

	Q4	Q1
in millions	December 31, 2023	March 31, 2024	March 31, 2023
Cash flows from operations:
Net earnings	$219	$114	$151
Noncash charges (credits) to earnings:
Depreciation, depletion and amortization	126	125	126
Basis of real estate sold	13	31	33
Pension and other post-employment benefits	18	16	15
Share-based compensation expense	10	10	8
Net gain on sale of timberlands	(84)	—	—
Other	(2)	1	3
Change in:
Receivables, net	81	(53)	(83)
Receivables and payables for taxes	(10)	(3)	14
Inventories	(36)	(68)	(36)
Prepaid expenses and other current assets	(8)	17	(9)
Accounts payable and accrued liabilities	(8)	(51)	(87)
Pension and post-employment benefit contributions and payments	(4)	(4)	(6)
Other	(27)	(11)	(3)
Net cash from operations	$288	$124	$126
Cash flows from investing activities:
Capital expenditures for property and equipment	$(181)	$(57)	$(50)
Capital expenditures for timberlands reforestation	(15)	(22)	(21)
Acquisition of timberlands	(163)	—	—
Proceeds from sale of timberlands	166	—	—
Maturities of short-term investments	664	—	—
Other	3	2	2
Net cash from investing activities	$474	$(77)	$(69)
Cash flows from financing activities:
Cash dividends on common shares	$(140)	$(248)	$(799)
Net proceeds from issuance of long-term debt	249	—	—
Payments on long-term debt	(860)	—	—
Repurchases of common shares	(22)	(50)	(34)
Other	2	(10)	(8)
Net cash from financing activities	$(771)	$(308)	$(841)

Net change in cash, cash equivalents and restricted cash	$(9)	$(261)	$(784)
Cash, cash equivalents and restricted cash at beginning of period	1,173	1,164	1,581
Cash, cash equivalents and restricted cash at end of period	$1,164	$903	$797

Cash paid during the period for:
Interest, net of amounts capitalized	$93	$57	$57
Income taxes, net of refunds	$23	$23	$6

Weyerhaeuser Company	Timberlands Segment

Q1.2024 Analyst Package

Preliminary results (unaudited)

Segment Statement of Operations

in millions	Q4.2023	Q1.2024	Q1.2023
Sales to unaffiliated customers	$395	$387	$462
Intersegment sales	139	134	142
Total net sales	534	521	604
Costs of sales	429	415	461
Gross margin	105	106	143
General and administrative expenses	26	25	25
Gain on sale of timberlands	(84)	—	—
Other operating (income) costs, net	(23)	1	(2)
Operating income and Net contribution to earnings	$186	$80	$120

Adjusted Earnings before Interest, Tax, Depreciation, Depletion and Amortization(1)

in millions	Q4.2023	Q1.2024	Q1.2023
Operating income	$186	$80	$120
Depreciation, depletion and amortization	66	64	68
Special items	(109)	—	—
Adjusted EBITDA(1)	$143	$144	$188

(1) See definition of Adjusted EBITDA (a non-GAAP measure) on page 1.

Segment Special Items Included in Net Contribution to Earnings (Pretax)

in millions	Q4.2023	Q1.2024	Q1.2023
Gain on sale of timberlands	$(84)	$—	$—
Legal benefit	$(25)	$—	$—

Selected Segment Items

in millions	Q4.2023	Q1.2024	Q1.2023
Total (increase) decrease in working capital(2)	$(45)	$8	$(24)
Cash spent for capital expenditures(3)	$(37)	$(31)	$(26)

(2) Represents the change in prepaid assets, accounts receivable, accounts payable, accrued liabilities and log inventory for the Timberlands and Real Estate & ENR segments combined.

(3) Does not include cash spent for the acquisition of timberlands.

Segment Statistics(4)

		Q4.2023	Q1.2024	Q1.2023
Third Party	Delivered logs:
Net Sales	West	$183	$176	$229
(millions)	South	158	151	168
	North	13	13	17
	Total delivered logs	354	340	414
	Stumpage and pay-as-cut timber	13	11	16
	Recreational and other lease revenue	20	19	18
	Other revenue	8	17	14
	Total	$395	$387	$462
Delivered Logs	West	$126.58	$121.06	$137.10
Third Party Sales	South	$37.15	$36.93	$38.23
Realizations (per ton)	North	$69.92	$73.58	$81.71
Delivered Logs	West	1,445	1,452	1,674
Third Party Sales	South	4,266	4,089	4,386
Volumes (tons, thousands)	North	179	175	204
Fee Harvest Volumes	West	2,079	2,214	2,245
(tons, thousands)	South	6,169	5,990	6,432
	North	259	239	285

(4) Western logs are primarily transacted in MBF but are converted to ton equivalents for external reporting purposes.

Weyerhaeuser Company	Real Estate, Energy & Natural Resources Segment

Q1.2024 Analyst Package

Preliminary results (unaudited)

Segment Statement of Operations

in millions	Q4.2023	Q1.2024	Q1.2023
Net sales	$77	$107	$101
Costs of sales	21	41	41
Gross margin	56	66	60
General and administrative expenses	6	6	7
Operating income and Net contribution to earnings	$50	$60	$53

Adjusted Earnings before Interest, Tax, Depreciation, Depletion and Amortization(1)

in millions	Q4.2023	Q1.2024	Q1.2023
Operating income	$50	$60	$53
Depreciation, depletion and amortization	4	3	3
Basis of real estate sold	13	31	33
Adjusted EBITDA(1)	$67	$94	$89

(1) See definition of Adjusted EBITDA (a non-GAAP measure) on page 1.

Selected Segment Items

in millions	Q4.2023	Q1.2024	Q1.2023
Cash spent for capital expenditures	$—	$—	$—

Segment Statistics

		Q4.2023	Q1.2024	Q1.2023
Net Sales	Real Estate	$39	$83	$72
(millions)	Energy and Natural Resources	38	24	29
	Total	$77	$107	$101
Acres Sold	Real Estate	7,187	19,774	20,753
Price per Acre	Real Estate	$4,202	$3,629	$3,241
Basis as a Percent of Real Estate Net Sales	Real Estate	33%	37%	46%

Weyerhaeuser Company	Wood Products Segment

Q1.2024 Analyst Package

Preliminary results (unaudited)

Segment Statement of Operations

in millions	Q4.2023	Q1.2024	Q1.2023
Net sales	$1,302	$1,302	$1,318
Costs of sales	1,127	1,107	1,159
Gross margin	175	195	159
Selling expenses	21	21	22
General and administrative expenses	38	40	36
Other operating (income) costs, net	(3)	6	6
Operating income and Net contribution to earnings	$119	$128	$95

Adjusted Earnings before Interest, Tax, Depreciation, Depletion and Amortization(1)

in millions	Q4.2023	Q1.2024	Q1.2023
Operating income	$119	$128	$95
Depreciation, depletion and amortization	54	56	53
Special items	(14)	—	—
Adjusted EBITDA(1)	$159	$184	$148

(1) See definition of Adjusted EBITDA (a non-GAAP measure) on page 1.

Segment Special Items Included in Net Contribution to Earnings (Pretax)

in millions	Q4.2023	Q1.2024	Q1.2023
Insurance recovery	$(14)	$—	$—

Selected Segment Items

in millions	Q4.2023	Q1.2024	Q1.2023
Total decrease (increase) in working capital(2)	$61	$(174)	$(127)
Cash spent for capital expenditures	$(155)	$(42)	$(43)

(2) Represents the change in prepaid assets, accounts receivable, accounts payable, accrued liabilities and inventory for the Wood Products segment.

Segment Statistics

in millions, except for third party sales realizations		Q4.2023	Q1.2024	Q1.2023
Structural Lumber	Third party net sales	$465	$464	$515
(volumes presented	Third party sales realizations	$413	$429	$450
in board feet)	Third party sales volumes(3)	1,125	1,080	1,144
	Production volumes	1,091	1,085	1,143
Oriented Strand	Third party net sales	$237	$255	$208
Board	Third party sales realizations	$344	$359	$269
(volumes presented	Third party sales volumes(3)	688	710	773
in square feet 3/8")	Production volumes	721	735	761
Engineered Solid	Third party net sales	$183	$177	$169
Section	Third party sales realizations	$3,385	$3,212	$3,643
(volumes presented	Third party sales volumes(3)	5.4	5.4	4.7
in cubic feet)	Production volumes	5.8	5.7	4.6
Engineered	Third party net sales	$112	$99	$87
I-joists	Third party sales realizations	$2,766	$2,648	$3,171
(volumes presented	Third party sales volumes(3)	41	37	27
in lineal feet)	Production volumes	42	43	25
Softwood Plywood	Third party net sales	$39	$41	$41
(volumes presented	Third party sales realizations	$495	$508	$490
in square feet 3/8")	Third party sales volumes(3)	79	81	83
	Production volumes	75	72	74
Medium Density	Third party net sales	$35	$39	$38
Fiberboard	Third party sales realizations	$1,191	$1,183	$1,314
(volumes presented	Third party sales volumes(3)	29	33	29
in square feet 3/4")	Production volumes	31	34	34

(3) Volumes include sales of internally produced products and products purchased for resale primarily through our distribution business.

Weyerhaeuser Company	Unallocated Items

Q1.2024 Analyst Package

Preliminary results (unaudited)

Unallocated items are gains or charges not related to, or allocated to, an individual operating segment. They include all or a portion of items such as share-based compensation, pension and post-employment costs, elimination of intersegment profit in inventory and LIFO, foreign exchange transaction gains and losses and interest income and other.

Net Charge to Earnings

in millions	Q4.2023	Q1.2024	Q1.2023
Unallocated corporate function and variable compensation expense	$(35)	$(38)	$(27)
Liability classified share-based compensation	(2)	(1)	—
Foreign exchange loss	—	(1)	(1)
Elimination of intersegment profit in inventory and LIFO	3	(6)	9
Other, net	(43)	(26)	(13)
Operating loss	(77)	(72)	(32)
Non-operating pension and other post-employment benefit costs	(12)	(11)	(9)
Interest income and other	22	16	12
Net charge to earnings	$(67)	$(67)	$(29)

Adjusted Earnings before Interest, Tax, Depreciation, Depletion and Amortization(1)

in millions	Q4.2023	Q1.2024	Q1.2023
Operating loss	$(77)	$(72)	$(32)
Depreciation, depletion and amortization	2	2	2
Special items	27	—	—
Adjusted EBITDA(1)	$(48)	$(70)	$(30)

(1) See definition of Adjusted EBITDA (a non-GAAP measure) on page 1.

Unallocated Special Items Included in Net Charge to Earnings (Pretax)

in millions	Q4.2023	Q1.2024	Q1.2023
Legal expense	27	—	—
Special items included in operating loss and net charge to earnings	$27	$—	$—

Unallocated Selected Items

in millions	Q4.2023	Q1.2024	Q1.2023
Cash spent for capital expenditures	$(4)	$(6)	$(2)